UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

CH2M HILL Companies, Ltd.

Delaware	000-27261	93-0549963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9191 South Jamaica Street, Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 771-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 5, 2011, CH2M HILL Companies, Ltd. (CH2M HILL) filed a Form 8-K dated July 1, 2011 (the “Original Form 8-K”) disclosing, among other things, the reincorporation of CH2M HILL to Delaware effective July 1, 2011.  As part of the Original Form 8-K, CH2M HILL disclosed that it is now governed by a new Certificate of Incorporation and new Bylaws, which were filed as Exhibits 3.1 and 3.2, respectively, to the Original Form 8-K.  The Original Form 8-K also disclosed the material terms of the new Certificate of Incorporation and Bylaws.

This amendment to the Original Form 8-K is filed solely to file the correct version of the Bylaws of CH2M HILL as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 3.2              Bylaws of CH2M HILL Companies, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

/s/ Margaret B. McLean
Date: July 20, 2011
Margaret B. McLean
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit 3.2              Bylaws of CH2M HILL Companies, Ltd.